ALLIANZ SE AFFILIATED COMPANIES AS OF 11-01-2016
*
As of 11/1/2016
Allianz SE
Allianz Europe B.V.
Netherlands
Allianz Foundation
of North America
California
Allianz Asset Management
of America LLC
Delaware
Allianz Mexico, S.A.
Compania De Seguros
Mexico
Allianz Life Insurance
Company of North America
Minnesota
PFP Holdings, Inc.
Delaware
AZOA Services
Corporation
New York
Allianz Global Risks US
Insurance Company
Illinois
San Francisco
Reinsurance Company
California
0. 1% Managing
Member
99.8%
99.999%
Allianz Real Estate of
America LLC
Delaware
AMOS of America, Inc.
Delaware
Allianz of America, Inc
Delaware
Allianz Finance
Corporation
Delaware
.001%
Allianz Finanzbeteiligungs GmbH
Allianz Asset Management AG
Allianz Asset Management of
America Holdings Inc.
74.47% 25.53%
** Various Non-US Intermediaries are not shown
Note: Subsidiary relationships are 100% owned except where indicated
Allianz Capital Partners of
America, Inc.
Delaware
Fireman’s Fund
Insurance Company
California

Allianz Renewable Energy Partners of America LLC
Delaware
66.7%
33.3%
AMOS International B.V.**
Netherlands
95%
5%
P & C Insurance Company
Life Insurance Company
Pages 5 and 6
0.1%
Organization Chart

*
As of 11/1/2016
Fireman’s Fund
Insurance Company
California
Fireman’s Fund
Financial
Services, LLC
Delaware
Chicago
Insurance
Company
Illinois
Interstate Fire &
Casualty
Company
Illinois
Standard General
Agency, Inc.
Texas
Fireman’s Fund
Insurance
Company of
Ohio Ohio
National Surety
Corporation
Illinois
International Film
Guarantors, LLC
California
International Film
Guarantors LTD
UK
Associated
Indemnity
Corporation
California
Fireman’s Fund
Insurance
Company
of Hawaii, Inc.
Hawaii
Fireman’s Fund
Indemnity
Corporation
New Jersey
The American
Insurance
Company
Ohio
Par Holdings
LTD
Bermuda
21.9%
American
Automobile
Insurance
Company
Missouri
P & C Insurance Company
Note: Subsidiary relationships are 100% owned except where indicated
Organization Chart

3
As of 11/1/2016
AZL PF
Investments, Inc.
(Minnesota)
Allianz Life
Financial Services, LLC
(Minnesota)
Allianz Investment
Management, LLC
(Minnesota)
Yorktown Financial
Companies, Inc.
(Indiana)
Questar Capital
Corporation
(Minnesota)
Questar Asset
Management Inc.
(Minnesota)
Questar
Agency, Inc.
(Minnesota)
The Annuity Store
Fin. & Ins.
Services, LLC
(California)
Allianz Individual
Insurance Group, LLC
(Minnesota)
American
Financial
Marketing, LLC
(Minnesota)
Ann Arbor
Annuity
Exchange, LLC
(Michigan)
GamePlan
Financial
Marketing, LLC
(Georgia)
Personalized
Brokerage
Services, LLC
(Kansas)
3 Mentors, Inc.
(Ohio)
Dresdner Kleinwort
Pfandbriefe
Investments II, Inc.
(Delaware)
Allianz Fund
Investments, Inc.
(Delaware)
Inforce
Solutions, LLC
(Georgia)
Allianz Life and Annuity
Company
(Minnesota)
Allianz Life Insurance
Company of New York
(New York)
Allianz Life Insurance
Company Of Missouri
(Missouri)
Allianz Annuity Company
of Missouri
(Missouri)
Allianz Life Insurance Company
of North America
(Minnesota)
Life Insurance Company
Note: Subsidiary relationships are 100% owned except where indicated
Organization Chart

Allianz Underwriters
Insurance Company
Illinois
1739908 Ontario, Inc.
Canada
AIM Underwriting Ltd.
Canada
Allianz Risk
Consulting, LLC
California
Allianz Aviation
Managers, LLC
New York
Allianz Global Risks US
Insurance Company
Illinois
Wm. H. McGee
& Co. Inc.
New York
Wm.H. McGee
& Company of
Puerto Rico,
Inc.
Puerto Rico
Allianz Global Corporate
& Specialty of Bermuda
Limited
Bermuda
AGCS Marine
Insurance Company
Illinois
Wm.H. McGee
& Company
(Bermuda) LTD.
Bermuda
*
As of 11/1/2016
P & C Insurance Company
Note: Subsidiary relationships are 100% owned except where indicated
Organization Chart

*
As of 11/1/2016
AGA International SA
Paris, France
Allianz Worldwide Partners
S.A.S.***
Paris, France
Euler Hermes S.A.
Paris, France
Allianz France S.A.
Paris, France
Allianz Holding France S.A.
Paris, France
Allianz Europe Ltd.
Amsterdam, Netherlands
A.C.I.F. Allianz Compagnia Italia
Finanziamenti S.p.A.
Milan, Italy
** Various Non-US Intermediaries are not shown
***f/k/a Allianz Global Assistance S.A.S.
Allianz Europe B.V.
Amsterdam, Netherlands
AGA Service Company
Virginia
Jefferson Insurance Company
New York
AGA Inc.
District of Columbia
Euler Hermes
Services North America, LLC
Owings Mills, Maryland, United States
Euler Hermes Collections North
America Company
Owings Mills, Maryland, United States
Euler Hermes North America
Insurance Company
Owings Mills, Maryland, United States
Euler Hermes North America
Holding, Inc.
Owings Mills, Maryland, United States
Allianz SE
Munich, Germany
**
Fusion Company
Delaware
AZ-Arges
Vermogensverwaltungsgesellschaft
MBH
Munich, Germany
50%
50%
Allianz Global Corporate &
Specialty AG
Munich, Germany
Allianz Risk Transfer AG
Zurich, Switzerland
Allianz Risk Transfer, Inc.
New York, NY

Note: Subsidiary relationships are 100% owned except where indicated
P & C Insurance Company
Organization Chart

*
As of 11/1/2016
Allianz SE
Munich, Germany
Allianz Worldwide Partners S.A.S.
Paris, France (Branch Office: Germany)
AGA International SA
Paris, France
AGA Inc.
District of Columbia, USA
Jefferson Insurance Company
New York, USA
AGA Service Company
Virginia, USA
AZGA Service Canada
Canada
AZGA Insurance Agency
Canada
Fusion Company
Delaware, USA
100%
* Allianz Worldwide Partners participations ~ 100%
_ Insurance Company
_ Status broker or intermediary
_ Services company
Note: Various Non-US Intermediaries are not shown
Note: Subsidiary relationships are 100% owned except where indicated
*
*
*
50%
Organization Chart